UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BAKBONE SOFTWARE INCORPORATED

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BAKBONE SOFTWARE INCORPORATED

9540 Towne Centre Drive, Suite 100

San Diego, CA 92121

(858) 450-9009

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2009

TO THE SHAREHOLDERS OF BAKBONE SOFTWARE INCORPORATED:

NOTICE IS HEREBY GIVEN that a Meeting of the Shareholders of BakBone Software Incorporated, a Canadian corporation (the “Company”), will be held on September 15, 2009 at 2:00 p.m. Pacific Time at the offices of Morrison & Foerster LLP at 12531 High Bluff Drive, Suite 100, San Diego, California 92130, for the following purposes:

1.	To elect six directors to hold office until the Company’s 2010 Annual Meeting of Shareholders or until their successors are elected and duly qualified.

2.	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on August 11, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at this Shareholder Meeting and at any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 9540 Towne Centre Drive, Suite 100, San Diego, California 92121.

By Order of the Board of Directors

/s/ JAMES R. JOHNSON
James R. Johnson
President, Chief Executive Officer and Chairman of the Board of Directors

San Diego, California

August 19, 2009

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PROXY STATEMENT AND MANAGEMENT PROXY CIRCULAR

FOR MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors (the “Board of Directors”) of BakBone Software Incorporated, a Canadian corporation (“we”, “us”, the “Company” or “BakBone”), for use at the Annual General Meeting of Shareholders to be held on September 15, 2009, at 2:00 p.m. Pacific Time (the “Shareholder Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Meeting of Shareholders. The Shareholder Meeting will be held at the offices of Morrison & Foerster LLP at 12531 High Bluff Drive, Suite 100, San Diego, California 92130. We intend to mail this proxy statement and management proxy circular (the “proxy statement”) and accompanying proxy card on or about August 24, 2009 to all shareholders entitled to vote at the Shareholder Meeting.

Unless otherwise stated, the information contained in this proxy statement is given as of August 11, 2009.

Solicitation

This proxy solicitation is made on behalf of our management and Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our shares for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of shares of our Common and Preferred Shares at the close of business on August 11, 2009 (the official record date) will be entitled to notice of and to vote at the Shareholder Meeting and any adjournment thereof. At the close of business on August 11, 2009, the Company had outstanding and entitled to vote 77,641,824 Common Shares held by 523 shareholders of record and 18,000,000 Series A Preferred Shares (the “Preferred Shares”) held by three (3) shareholders of record (the Common Shares and Preferred Shares are referred to collectively as the “Shares”). Each holder of record of Shares on the record date will be entitled to one vote for each Share held on all matters to be voted upon at the Shareholder Meeting.

In determining whether the requisite vote has been achieved to approve any proposal put before the shareholders at the Shareholder Meeting, only votes that have been cast FOR or AGAINST a proposal will be counted. Thus, if approval of a proposal requires a majority of the votes cast at the Shareholder Meeting, the proposal will be approved if the number of votes FOR is greater than the number of votes AGAINST. Abstentions and “broker non-votes” are not counted for purposes of determining the vote for any proposal. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner with respect to a non-routine matter.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if not less than two shareholders representing not less than 33 1/3% of the shares entitled to vote at the meeting are present in person or by proxy. All votes will be tabulated by the inspector of elections appointed for the meeting by the Board of Directors.

Voting and Revocability of Proxies

A registered shareholder has a right to appoint a proxy. All valid proxies received no later than the last business day before the Shareholder Meeting, or in the case of adjournments or postponements of the shareholder meeting, no later than the last business day before the time of such reconvened meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal.

A registered shareholder who has given a proxy has the power to revoke it. If a person who has given a proxy attends personally at the Shareholder Meeting at which the proxy is to be voted, such person may revoke the proxy and vote in person. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing signed by the shareholder or such registered shareholder’s attorney authorized in writing, or, if the registered shareholder is a corporation, signed by a duly authorized officer or attorney for the corporation, and deposited at our principal executive offices at any time up to and including the last day (other than Saturdays, Sundays and statutory holidays) preceding the day of the Shareholder Meeting at which the proxy is to be used, or any adjournment or adjournments thereof, or with the chairman of the meeting on the day of the Shareholder Meeting, or on the day of any adjournment thereof, prior to the commencement of the meeting.

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Corporate Secretary at our principal executive offices located at 9540 Towne Centre Drive, Suite 100, San Diego, California, 92121 a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Exercise of Discretion by Proxies

The shares represented by proxies in favor of all management nominees shall be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot at the Shareholder Meeting and, where the shareholder specifies a choice with respect to any matter to be acted upon, the Shares shall be voted on any ballot in accordance with the specification made. In the absence of such specification, the Shares will be voted in favor of the matters to be acted upon.

If any amendments or variations are proposed at the Shareholder Meeting or any adjournment thereof to matters set forth in the proxy and described in the accompanying Notice of Meeting and this proxy statement, or if any other matters properly come before the meeting or any adjournment thereof, the proxy confers upon the shareholder’s nominee discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the proxy at the Shareholder Meeting. At the date of this proxy statement, management knows of no such amendments or variations or other matters to come before the Shareholder Meeting.

Advice to Beneficial Holders of Securities in Canada

The information set forth in this section is of significant importance to many of our shareholders, as a substantial number of our shareholders do not hold Shares in their own name. Shareholders who do not hold their

Shares in their own name (referred to in this proxy statement as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of BakBone as the registered holders of Shares can be recognized and acted upon at the Shareholder Meeting. If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder’s name on the records of BakBone. Such shares will more likely be registered under the name of the shareholder’s broker or an agent of that broker.

In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). In Canada, shares held by brokers or their nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, Canadian brokers/nominees are prohibited from voting shares for their clients. The directors and officers of BakBone do not know for whose benefit the Shares registered in the name of CDS & Co. are held.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholders how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the meeting. A Beneficial Shareholder receiving a proxy with a Broadridge sticker on it cannot use that proxy to vote shares directly at the meeting. The proxy must be returned to Broadridge well in advance of the meeting in order to have the shares voted.

Shareholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), the deadline for submitting a shareholder proposal for inclusion in our proxy statement and form of proxy for our 2010 Annual Meeting of Shareholders is May 18, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2009.

Copies of this proxy statement, our 2009 Annual Report and directions to the Shareholder Meeting are available online at www.bakbone.com/shareholdersmeeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Under our Articles of Continuance, we may have a minimum of three (3) directors to a maximum of twelve (12) directors. There are presently eight (8) directors of the Company. At the Shareholder Meeting, our common and preferred shareholders, voting as a single class, will be asked to elect six (6) directors to hold office until the next annual meeting of shareholders or until their successors are elected or appointed. The nominees for election by the holders of the Shares, voting as a single class, are Ian Bonner, James Johnson, Douglas Lindroth, Neil MacKenzie, Bruce Nakao and Archie Nesbitt, each of whom is a current member of our Board of Directors. All of these proposed directors have consented to be named in this proxy statement and to serve as directors if elected.

In addition, holders of Preferred Shares, voting as a separate class, have the right to elect two directors to the Board of Directors. On May 7, 2009, the holders of Preferred Shares exercised their right and elected Richard Frasch to the Board of Directors. On July 22, 2009, the holders of Preferred Shares exercised their right to elect their second director and elected Richard Harroch to the Board of Directors. Mr. Frasch and Mr. Harroch are not up for re-election at the Shareholder Meeting. In accordance with the provisions of the Canada Business Corporations Act and under the terms of their respective appointments, Mr. Frasch and Mr. Harroch will cease to be directors upon the completion of Shareholder Meeting; however, we anticipate that following the completion of the Shareholder Meeting, the holders of Preferred Shares, voting as a separate class, will exercise their right to elect two directors to the Board of Directors and will re-elect Mr. Frasch and Mr. Harroch as directors of BakBone.

In the absence of contrary instructions, it is the intention of the persons designated in the enclosed proxy card to vote the shares represented thereby FOR the ordinary resolution electing the six (6) nominees hereinafter set forth.

The name, age (as of August 11, 2009) and position of each of our nominees for director are listed below:

Name and Country of Residence	Position	Age	Director Since
Ian Bonner (1)(2)(3)	Director	54	2004
Texas, USA

James R. Johnson	President, Chief Executive Officer and Chairman of the Board of Directors	62	2004
California, USA

Douglas S. Lindroth (2)	Director	42	2007
California, USA

Neil MacKenzie (1)	Director	65	2000
Alberta, Canada

Bruce Nakao (1)(3)	Director	65	2004
California, USA

Archie Nesbitt (2)	Director	60	2000
Alberta, Canada

(1)	Member of audit committee.

(2)	Member of compensation committee.

(3)	Member of nominating committee.

The name, age (as of August 11, 2009) and position of each of the two directors previously appointed by the holders of the Preferred Shares are listed below. These directors are not nominees up for election at the Shareholder Meeting.

Name and Country of Residence	Position	Age	Director Since
Richard Frasch	Director	57	2009
California, USA

Richard Harroch	Director	56	2009
California, USA

The information as to Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, is based upon the information furnished to BakBone by the respective nominees. As of August 11, 2009, the directors and officers of the Company, and their associates and affiliates, as a group own or control, directly or indirectly, 809,826 Common Shares or approximately 1% of the issued and outstanding Common Shares. No Preferred Shares are held or controlled by any director or officer of the Company. For additional disclosure regarding the shareholdings of directors and officers please see “Security Ownership of Certain Beneficial Owners and Management.”

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

In December 2004, the Canadian jurisdictions of Ontario, Alberta and British Columbia issued cease trade orders prohibiting trading in our securities due to delays in the filing of our financial statements. Proposed directors Ian Bonner, James Johnson, Neil MacKenzie, Bruce Nakao and Archie Nesbitt were directors of the Company at the time such cease trade orders were issued. Other than as described above, no proposed director of the Company has, within the last ten years prior to the date of this document, been a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that, (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, Chief Executive Officer or Chief Financial Officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, Chief Executive Officer or Chief Financial Officer and which resulted from an event that occurred while that person was acting in the capacity as director, Chief Executive Officer or Chief Financial Officer. On February 9, 2009, we filed an application to revoke the above cease trade orders. The cease trade orders were revoked on April 28, 2009.

No proposed director has been subject to: (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director. On January 10, 2009, Retail Pro, Inc. filed a voluntary Chapter 11 bankruptcy petition with the United States Bankruptcy Court for the District of Delaware. At the time of the filing, director nominee Ian Bonner was a director of Retail Pro, Inc. Other than as disclosed above, no proposed director of the Company has, within the 10 years before the date of this document, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold its assets.

Information Regarding Our Nominees

Ian Bonner has served as President and Chief Executive Officer of Attensity Group, a California based technology company that provides sophisticated data and semantic analytics, since January 2009. Mr. Bonner served as Chief Executive Officer of ColdSpark, a Colorado based technology company, from March 2008 through November 2008 and as acting Chief Executive Officer from November 2008 through April 2009. Mr. Bonner was a member of the Board of Directors of ColdSpark from March 2007 through May 2009. We acquired ColdSpark on May 13, 2009. Mr. Bonner served as the President, Chief Executive Officer and director of INXIGHT Software, Inc. a leading developer of text analytics software for complex intelligence discovery projects, from June 2004 through July 2007. The company was acquired by Business Objects SA in July 2007. He currently serves on the board of directors of Wireless Matrix Corporation (TSX:WRX) and ITKO Software, a privately held software developer of development and testing tool software. From May 2003 until February 2004, Mr. Bonner was the President and Chief Executive Officer of Sistina Software. Sistina Software was acquired by RedHat, Inc. in December 2003. From April 2001 until March 2003, Mr. Bonner was the President and Chief Executive Officer for Terraspring Software, a privately held developer of infrastructure automation software that was subsequently acquired by Sun Microsystems. From August 1992 to April 2001, Mr. Bonner held various senior management positions at IBM and participated in the internal development and acquisition of Lotus Notes and Tivoli Storage Manager, IBM’s storage management and archiving software. Mr. Bonner received his Bachelor of Commerce from the University of the Witwatersrand and his Post-Graduate Marketing and Advanced Diploma from the University of South Africa.

James Johnson has served as our President, Chief Executive Officer and a Director since November 2004, and as Chairman of our Board of Directors since February 2009. He was also designated as our principal financial officer from September 2007 through August 2008. Mr. Johnson joined us from SoftBrands Inc. Hospitality Group, a software company, where he most recently served as President and Chief Technology Officer. Prior to joining SoftBrands in 2001, Mr. Johnson was President and Senior Vice President of Asia-Pacific Group of Sterling Commerce, Inc., a former NYSE-listed company specializing in e-commerce software and services, where he also held numerous senior positions during his 20 year career at Sterling Commerce and Sterling Software. From 1976 to 1982, Mr. Johnson was co-Founder and co-President of privately-held Application Development Systems, Inc., where he was instrumental in the development of one of the industry’s first direct attached storage management products. Mr. Johnson earned his Bachelor’s degree in Operational Research from California State University, Fresno. Mr. Johnson also serves on the board of directors of Lister Technologies, Ltd.

Douglas Lindroth currently serves as the Chief Financial Officer of Limelight Networks (Nasdaq:LLNW), a leading provider of high-performance content delivery network services. Prior to this, he served as our Chief Financial Officer from April 2006 to May 2007. Before joining BakBone, Mr. Lindroth was Senior Vice President and Chief Financial Officer for Memec Group Holdings Limited, a privately held company and one of the world’s leading specialty semiconductor distributor. Mr. Lindroth also held other positions at Memec including Vice President of Finance for the Americas, Chief Administrative Officer for Atlas Business Services, a subsidiary of Memec, and Controller of the Americas. Prior to joining Memec, Mr. Lindroth was a Senior Audit Manager with KPMG LLP. Mr. Lindroth graduated from San Diego State University with a bachelor’s degree in Business Administration with an emphasis in accounting. Mr. Lindroth holds a CPA license in the State of California.

Neil MacKenzie served as a director and Vice President for Newpark Drilling Fluids Canada Inc., a subsidiary of Newpark Resources Incorporated (NYSE:NR), from 1998 until August 2009. From 2004 to 2007, Mr. MacKenzie was Chief Executive Officer and board member for Challenger Energy Corp. (TSX-V:CHQ, AMEX:CHQ). From 1976 to 1998, Mr. MacKenzie was President of Protec Mud Service Ltd., a privately-held company which he co-founded. Mr. MacKenzie was a director of Southpoint Resources Ltd. from September 2002 to August 2005, and currently serves on the boards of directors of Wireless Matrix Corporation (TSX:WRX) and Canyon Services Group Inc. (TSX:FRC). Mr. MacKenzie attended the Southern Alberta Institute of Technology.

Bruce Nakao is former Senior Vice President, Finance and Administration, and Chief Financial Officer for Ask Jeeves, Inc., an Internet search company, where he served from April 1999 until his retirement in July 2000. Prior to Ask Jeeves, Mr. Nakao was Senior Vice President, Finance and Administration and the Chief Financial Officer of Puma Technology (now known as Intellisync Corporation), an enterprise software and service provider, recently purchased by Nokia. Prior to Puma, Mr. Nakao was Senior Vice President and Chief Financial

Officer for Adobe Systems, Inc., where he helped take the company public in August 1986. Earlier in his career, Mr. Nakao held executive-level positions at Ross Systems, Dividend Industries, Inc. and Itel Corp. He was also a member of Arthur Andersen & Company’s audit and consulting staff, during which time he received his California CPA certificate. Mr. Nakao holds a Bachelor of Arts degree in business and economics from the University of Washington and a Masters of Business Administration from Stanford University.

Archie Nesbitt is a lawyer practicing for the past 31 years and has been President of A.J. Nesbitt Professional Corp. since 1978. Mr. Nesbitt serves on the boards of directors of Abacus Mining & Exploration Ltd. (TSX-V:AME) and Golden Band Resources Ltd. (TSX-V:GBN). Mr. Nesbitt holds a Bachelor of Laws degree from the University of Western Ontario and a Bachelor of Commerce degree (with Honors) from Queens (Ontario) University.

Information Regarding Directors Appointed by the Holders of Preferred Shares

Richard N. Frasch is former Vice President of Business Development and Legal Affairs for GlobiTech Holding Company, a holding company for epitaxial wafering companies headquartered in Texas, where he served from December 2005 through the sale of that company’s main operating subsidiary and the dissolution of the holding company in late 2008. Prior to GlobiTech, Mr. Frasch served as a Managing Director at KLM Capital Group, an international venture capital firm, where he focused on high technology investments in the U.S. and Asia from October 1998 to November 2005. Mr. Frasch has also worked in a variety of executive positions including as a Managing Director and General Counsel of Talegen Holdings, Inc., a group of property and casualty insurance companies previously owned by Xerox Corporation, as well as Pettit & Martin and Chickering & Gregory, two San Francisco-based law firms. Mr. Frasch has a B.A. degree from Claremont Men’s College, where he graduated magna cum laude, and a J.D. degree from the University of California at Berkeley.

Richard Harroch is a Managing Director and the Global Head of Mergers and Acquisitions for VantagePoint Venture Partners, a venture capital fund based in the San Francisco area. Mr. Harroch is also a member of the firm’s Information Technology Group. Prior to joining VantagePoint Venture Partners in 2003, Mr. Harroch was a partner in the corporate department of Orrick, Herrington & Sutcliffe LLP, an international law firm. Mr. Harroch serves on the Board of a number of VantagePoint’s private technology and internet investments. Mr. Harroch has a B.A. from the University of California at Berkeley, and a J.D. from the University of California at Los Angeles Law School, where he was the Managing Editor of the UCLA Law Review.

Information Regarding Our Executive Officers

The following sets forth certain information regarding certain of our officers as of August 11, 2009. Information pertaining to Mr. Johnson, who is both a director and an executive officer of the Company, may be found in the section entitled “Information Regarding Directors.” Our officers are elected and serve at the discretion of our Board of Directors. There are no family relationships among any of our directors and executive officers.

Roy Hogsed, age 66, joined BakBone on June 15, 2009 as our Senior Vice President of Worldwide Sales. Prior to joining BakBone, Mr. Hogsed served as Executive Vice President of Worldwide Sales at nuBridges, Inc., a software company that offers software and services to protect sensitive data, from May 2006 to June 2009, where he was instrumental in restructuring their sales team and increasing revenues year over year. Mr. Hogsed served as President and Chief Executive Officer of iSoft, Inc., a startup application software company, from November 2002 to May 2006, where he developed their distribution channels resulting in revenue growth. Before joining iSoft, Inc., Mr. Hogsed spent 29 years working with various software companies on developing their sales teams, increasing their distribution channels and growing revenues.

Kenneth Horner, age 41, has served as our Senior Vice President, Corporate Development and Strategy, since September 2005. Mr. Horner is also responsible for leading our North America sales team. Prior to joining BakBone, Mr. Horner was Vice President of Worldwide Marketing and Channel Operations at DataCore Software from October 2000 to January 2004. In this capacity, Mr. Horner spent time leading corporate partnering, worldwide market and multi-tiered channel definition, technology acquisition and strategic alliance efforts on a global basis. From June 1994 through October 1998, Mr. Horner served as part of Seagate Software’s executive management team and was instrumental in building and managing the Storage Management Group, including the development of the Backup Exec product line, from its inception (as Arcada Software) through its sale to Veritas. Mr. Horner has also held senior management positions at Sterling Software, Tech Data Corporation, and Rexon/WangTek.

Steven Martin, age 48, joined BakBone on August 20, 2008 as Chief Financial Officer and Senior Vice President. From January 2008 through June 2008, Mr. Martin served as Acting Chief Accounting Officer for Leap Wireless International, a publicly traded wireless communications company listed on the Nasdaq Global Select Market. Mr. Martin served as Chief Financial Officer of Stratagene Corporation, a publicly traded company specializing in the development, manufacturing and marketing of specialized research and clinical diagnostic products, from July 2005 to June 2007 and was Director of Finance of Stratagene Corporation from May 2004 through June 2005. Stratagene was acquired by Agilent Technologies in June 2007. From March 2001 to May 2003, Mr. Martin served as Controller of Gen-Probe Incorporated, a publicly traded company that develops, manufactures and markets nucleic acid testing products for the diagnosis of disease and screening human blood. Prior to that, Mr. Martin served as Vice President Finance of Nuera Communications, Inc., Vice President and Controller of Aldila Golf Corp. and Senior Audit Manager of Deloitte & Touche LLP. Mr. Martin is a certified public accountant and holds a B.S. in Accounting from San Diego State University.

Dan Woodward, age 48, has served as Senior Vice President, Product Delivery since February 2007. Mr. Woodward served as our Vice President, Quality Assurance from June 2006 to February 2007. Mr. Woodward joined BakBone in April 2006 as Director of Worldwide Information Systems. Prior to joining BakBone, Mr. Woodward accumulated a wide range of depth and experience in conceptualizing and delivering strategic solutions in the quality and engineering arenas with functional expertise in operations, sales, marketing, and finance. From September 2002 to June 2006, Mr. Woodward served as a management consultant and adviser to a number of software and related high-tech firms, including BakBone Software, Inc. during the period of February 2005 to March 2006. From May 1999 to September 2002, Mr. Woodward served as Chairman and Chief Executive Officer of Enherent Corp., a publicly held software company. From August 1997 to May 1999, he held the positions of President of the telecommunications industry group and Vice President of the communications, entertainment and media group at Electronic Data Systems Corporation (“EDS”). Before joining EDS, Mr. Woodward spent 15 years at IBM, most recently leading the IBM Global Services portfolio for the southwest U.S. as Vice President and Area General Manager.

Robert Wright, age 57, joined BakBone on February 1, 2009 as Senior Vice President and General Counsel. From October 2006 through August 2008, Mr. Wright served as Senior Vice President and General Counsel for Skywire Software LLC, a diversified software company specializing in insurance, financial services, utilities, healthcare and enterprise services management. Skywire Software was sold to Oracle, Inc. in July 2008. From November 2002 through September 2006, Mr. Wright held various positions, including General Counsel and Chief Counsel, with SoftBrands, Inc. a publicly traded software company on the American Stock Exchange. Prior to joining SoftBrands, Inc., Mr. Wright spent several years serving in various positions within the software industry. Mr. Wright received his Masters of Business Administration with an emphasis in finance from Texas Tech University, College of Business Administration and holds a J.D. from Texas Tech University, School of Law.

Board Committees and Meetings

During the fiscal year ended March 31, 2009, the Board of Directors held nine (9) meetings and acted by written consent five (5) times. The Board of Directors has established three standing committees: an audit committee, a compensation committee and a nominating committee.

The audit committee is responsible for, among other things, reviewing our financial reporting procedures, internal controls and the performance of our external auditors. The audit committee has direct communication channels with our management and finance group, as well as with our external auditors to discuss and review specific issues as appropriate. The committee is also responsible for reviewing quarterly financial statements and annual financial statements. The members of our audit committee are Messrs. Nakao, Bonner and MacKenzie. The audit committee is presently composed entirely of directors who are both independent and financially literate in compliance with the requirements of the National Instrument – Audit Committees 52-110 (NI 52-110) and are independent as defined under Rule 10A-3 under the Exchange Act and Nasdaq Stock Market qualitative listing standards and under NI 52-110. Mr. Nakao is an “audit committee financial expert,” as defined in the rules of the SEC. Mr. Nakao, a former certified public accountant, has served as Chief Financial Officer for three public companies in addition to holding a variety of senior financial positions over the past thirty years. By virtue of their prior history and business experience, which is summarized above in “Information Regarding Our Nominees,” each of Messrs. Nakao, Bonner and MacKenzie has the relevant experience to meaningfully contribute to the audit committee and is financially literate as defined under NI 52-110. We are considered a venture issuer under Canadian securities law and are relying on the exemption found in Part 6.1 of NI 52-110. The audit committee met ten (10) times during the fiscal year ended March 31, 2009. The written charter of the audit committee is available our website at www.bakbone.com/auditcharter and is provided as Annex A to this proxy statement.

The compensation committee reviews and makes recommendations to our Board of Directors concerning the compensation and benefits of our executive officers, including our Chief Executive Officer, and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits. The members of our compensation committee are Ian Bonner, Archie Nesbitt and Doug Lindroth. Mr. Bonner and Mr. Nesbitt would be considered independent under Nasdaq Stock Market qualitative listing standards and as defined under NI 52-110. The compensation committee met two (2) times during the fiscal year ended March 31, 2009 and acted by written consent four (4) times. The compensation committee acts pursuant to a written charter, which is available for review on our website at www.bakbone.com/compensationcommitteecharter.

When appropriate, the nominating committee identifies prospective candidates to serve on the Board of Directors, recommends nominees for election to the Board of Directors, develops and recommends board member selection criteria and considers committee member qualification. The members of our nominating committee are Ian Bonner and Bruce Nakao. Mr. Bonner and Mr. Nakao would be considered independent under Nasdaq Stock Market qualitative listing standards and as defined in Canada under NI 52-110. The nominating committee did not meet during the fiscal year ended March 31, 2009. The nominating committee acts pursuant to a written charter, which is available for review on our website at www.bakbone.com/nominatingcommitteecharter.

During the fiscal year ended March 31, 2009, each member of the Board of Directors attended 75% or more of the aggregate number of the meetings of the Board of Directors and of the committees on which he served that were held during the period for which he was a director or committee member.

Director Nominations

The nominating committee evaluates and recommends to the Board of Directors the director nominees for each election of directors. In fulfilling its responsibilities, the nominating committee shall consider the following factors:

•	the appropriate size of the Board of Directors and its committees;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•

the knowledge, skills and experience of nominees, including experience in the software industry, the nonprofit sector, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	applicable regulatory and securities exchange/association requirements;

•	appreciation of the relationship of the Company’s business to the changing needs of society; and

•	a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.

The nominating committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the nominating committee may also consider candidates with appropriate non-business backgrounds.

Other than the foregoing factors, there are no stated minimum criteria for director nominees. The nominating committee may consider such other factors as it may deem are in the best interests of the Company and its shareholders. The nominating committee does, however, recognize that under applicable regulatory requirements at least one member of the Board of Directors must, and believes that it is preferable that more than one member of the Board of Directors should, meet the criteria for an “audit committee financial expert” as defined by SEC rules. In addition, the nominating committee recognizes that at least a majority of the members of the Board of Directors must meet the definition of an “independent director” under the SEC rules, as defined in Canada under NI 52-110 and applicable exchange listing standards, and at least 25% of the members of the Board of Directors must be Canadian citizens pursuant to the terms of the Canada Business Corporations Act. The nominating committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The nominating committee identifies nominees by first evaluating the current directors willing to continue in service. Current directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing directors with that of obtaining a new perspective. If any current director up for re-election at an upcoming annual meeting of shareholders does not wish to continue in service, the nominating committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current directors and members of the nominating committee will be polled for suggestions as to individuals meeting the criteria of the nominating committee. Research may also be performed to identify qualified individuals. If the nominating committee believes that the Board of Directors requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

The nominating committee will evaluate any recommendation for director nominee proposed by a shareholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s shares entitled to vote at the annual meeting of shareholders for at least one year by the date the shareholder makes the recommendation and (ii) undertakes to continue to hold the common stock through the date of the meeting. In order to be evaluated in connection with our established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a qualifying shareholder must be received by us no later than 120 days prior to the anniversary of the date proxy statements were mailed to shareholders in connection with the prior year’s annual meeting of shareholders. Any shareholder recommendation for director nominee must be submitted to our Corporate Secretary in writing at 9540 Towne Centre Drive, Suite 100, San Diego, CA 92121, and must contain the following information:

•

a statement by the shareholder that he/she is the holder of at least 1% of the outstanding shares of the Company, that such shares have been held for at least a year prior to the date of the submission and that the shareholder will continue to hold the shares through the date of the annual meeting of shareholders;

•	the candidate’s name, age, contact information and current principal occupation or employment;

•

a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed;

•	the candidate’s resume; and

•	three (3) references.

The nominating committee will evaluate recommendations for director nominees submitted by directors, management or qualifying shareholders in the same manner, using the criteria stated above. Appointments to the Board of Directors made by holders of Preferred Shares pursuant to their rights under Schedule A to our Articles of Continuance are not subject to the above procedures.

All directors and director nominees must submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the nominating committee. Currently, the Board of Directors has no policy or program related to the orientation or continuing education of directors, nor has the Board conducted any formal assessments regarding the effectiveness of its members.

Communications with Directors

The Board of Directors has adopted a Shareholder Communications with Directors Policy. This policy is available on our website at www.bakbone.com/shareholdercommunication.

Director Attendance at Annual Meetings

The Board of Directors encourages all directors to attend all shareholder meetings. Our last annual meeting of shareholders was held on August 19, 2004. Three of our directors attended that meeting.

Code of Ethics

We have a Code of Business Conduct and Ethics Policy that applies to all employees, including our principal executive, financial and accounting officers. A copy of this code is available on our website at www.bakbone.com/codeofbusinessconduct. We intend to disclose any changes or waivers from its code of ethics by filing any amendments to the Code of Business Conduct and Ethics Policy on SEDAR and by either posting such information on our website or by filing a Form 8-K.

Board Member Independence

Our Board of Directors has determined that all of the current members of our Board of Directors would be considered independent under Nasdaq Stock Market qualitative listing standards and as defined in Canada under NI 52-110, except for Mr. Johnson, our Chief Executive Officer, and Mr. Lindroth, who served as our Chief Financial Officer from April 2006 through May 2007.

Until September 2007, Jeff Lawson, a member of our Board of Directors during fiscal 2008, was a partner and member of the Executive Committee of Burnet, Duckworth & Palmer LLP, Barristers and Solicitors, a Canadian law firm that provides legal services to the Company. During fiscal 2008, we paid the associated law firm $68,000 for services rendered. Mr. Lawson resigned as a member of our Board of Directors effective December 8, 2008.

Report of the Audit Committee*

The Audit Committee of the Board of Directors oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. The Audit Committee has reviewed and discussed the audited financial statements with management. Our independent auditor, MHM, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles. The independent auditor is also responsible for expressing opinions on management’s assessment of the effectiveness of the Company’s internal control over financial reporting and on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee has met with MHM, with and without management present, to discuss the overall scope of MHM’s audit, the results of its examinations, its evaluations of the Company’s internal control over financial reporting and the overall quality of its financial reporting.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Bruce Nakao, Chairman

Ian Bonner

Neil MacKenzie

*         This Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Vote Required and Board of Directors’ Recommendation

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the directors named above. If a quorum is present the six nominees for director receiving the highest number of votes will be elected as directors. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

The audit committee has selected Mayer Hoffman McCann P.C. (“MHM”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010 and has further directed that the selection of the independent auditors be submitted for ratification by the shareholders at the Shareholder Meeting. MHM has audited the Company’s financial statements since August 13, 2008. Representatives of MHM are expected to be present at the Shareholder Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of MHM as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of MHM to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders. As part of its duties, the audit committee considers whether the provision of services, other than audit services, during the fiscal year ended March 31, 2009, by the Company’s independent auditor for that period, is compatible with maintaining the auditor’s independence.

The following table sets forth the aggregate fees for audit services billed by MHM for the audits of the fiscal years ending March 31, 2009 and 2008:

Type of Fees	2009	2008
Audit Fees (1)	$657,226	$703,841
Audit Related Fees (2)	—	—
Tax Fees	25,900	—
All Other Fees (2)	—	—

Total Fees	$683,126	$703,841

(1)	Amounts reportable as Audit Fees include fees for professional services rendered for the audits of the Company’s fiscal 2009 and 2008 consolidated annual financial statements, review of the interim consolidated financial statements, and services that are normally provided by Mayer Hoffman McCann P.C. in connection with statutory and regulatory filings or engagements. Additionally, the amounts reportable as Audit Fees for fiscal 2008 include fees for professional services rendered for the audit of internal controls over financial reporting.

(2)	No fees were billed in these categories during fiscal 2009 or 2008.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to its chairperson when expedition of services is necessary. The independent auditors and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. Of the fees paid to the independent auditors under the categories Audit Related, Tax and All Other Fees described above, 100% were pre-approved by the audit committee.

Dismissal of Deloitte & Touche LLP

Deloitte & Touche LLP (“Deloitte”) previously served as our independent registered public accounting firm engaged as the principal accountant to audit our financial statements for the fiscal years ended March 31, 2006 and March 31, 2005. As previously reported on a Form 8-K dated August 12, 2008, on August 12, 2008, our audit committee dismissed Deloitte as our independent registered public accounting firm. The audit reports of Deloitte on our consolidated financial statements for the years ended March 31, 2006 and March 31, 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended March 31, 2006 and March 31, 2005 and all subsequent interim periods through August 12, 2008, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports on the consolidated financial statements for such periods.

During the two fiscal years ended March 31, 2006 and March 31, 2005 and all subsequent interim periods through August 12, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, as disclosed and more fully described in Item 9A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, filed on August 6, 2008, Deloitte’s report on our internal control over financial reporting as of March 31, 2006 contained an adverse opinion on the effectiveness of our internal control over financial reporting due to the existence of material weaknesses related to the following:

•	ineffective design and execution of activities critical to promote a strong tone at the top and to establish a culture of integrity;

•	insufficient accounting and finance personnel and inadequate communication of accounting policies;

•	lack of controls designed to ensure the appropriate recognition of revenue for sales transactions;

•	lack of controls designed to identify and account for certain stock-based compensation transactions;

•	lack of controls designed to ensure appropriate accounting for intercompany transactions and foreign currency gains and losses related to intercompany accounts;

•	failure to adequately support items in our income tax accounts and disclosures;

•	insufficient monitoring of financial close process; and

•	insufficient review of sales order entry process.

We furnished a copy of the above disclosures to Deloitte and requested that Deloitte provide a letter addressed to the Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to the Form 8-K dated August 12, 2008.

Engagement of Mayer Hoffman McCann P.C.

On August 12, 2008, the audit committee agreed to engage MHM as the Company’s independent registered public accounting firm, effective August 13, 2008. We did not, nor did anyone on our behalf, consult MHM during our two most recent fiscal years and any subsequent interim period prior to our engagement of MHM, with respect to (i) the application of accounting principles to a specified transaction (completed or proposed) or the type of audit opinion that might be rendered on our financial statements, nor has MHM provided any written or oral advice to us that MHM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast at the meeting at which a quorum is present, either in person or by proxy, is required to approve this proposal. Unless the authority to vote is withheld, the persons named in the accompanying form of proxy intend to vote in favor of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 2.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid to or earned by our Chief Executive Officer and our other two most highly compensated executive officers for the fiscal years ended March 31, 2009 and 2008.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Compensation Plan ($)	All Other Compensation ($)	Total ($)
James Johnson	2009	275,000	—	134,925	204,750	—	614,675
Chief Executive Officer	2008	275,000	—	257,277	210,000	—	742,277

Kenneth Horner	2009	235,000	—	—	71,471	—	306,471
Senior Vice President, Corporate Development and Strategy	2008	235,000	—	—	171,958	—	406,958

Dan Woodward	2009	225,000	—	—	34,126	—	259,126
Senior Vice President, Product Delivery	2008	225,000	—	—	32,988	—	257,988

(1)	Represents the dollar amount recognized for financial statement purposes with respect to fiscal 2008 or 2009, as applicable, for the fair value of options granted in prior fiscal years, in accordance with SFAS 123(R).

Outstanding Equity Awards at March 31, 2009

The following table sets forth for the number of securities underlying outstanding option awards under our equity compensation plans for each named executive officer as of March 31, 2009. There are no outstanding shares of restricted stock held by our named executive officers as of March 31, 2009.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
James Johnson (1)	1,300,000	—	$1.08	11/1/2014
Kenneth Horner	—	—	—	—
Dan Woodward	—	—	—	—

(1)	The shares underlying this option vest over a four-year period, with 25% of the options becoming exercisable on the first anniversary of the date of grant and the remaining 75% vesting monthly over the remaining three years. The option was granted on November 1, 2004.

Executive Employment Agreements

We entered into a letter agreement with Mr. James Johnson, our President and Chief Executive Officer, on October 28, 2004. Pursuant to the letter agreement, Mr. Johnson receives an annual salary and may be eligible to receive an annual bonus based on the achievement of specific performance goals. Mr. Johnson’s current base salary is $300,000 and for fiscal year 2008 he was eligible to receive up to $210,000 as an annual bonus. In addition, under the terms of the letter agreement, Mr. Johnson was issued an option to purchase 1,300,000 shares of our common stock. This option vests over four years, with the first 25% of the options vesting on the first anniversary of Mr. Johnson’s commencement of employment with us and the remaining shares vesting monthly.

In the event of a change in control, all unvested stock options held by Mr. Johnson become fully vested. If Mr. Johnson is terminated without cause or terminates his employment upon a constructive termination by us, he is entitled to a severance benefit of twelve months base salary. In addition, any unvested equity awards accelerate on the termination date as if Mr. Johnson had been employed for an additional 12-month period after the termination date.

We entered into a letter agreement with Mr. Kenneth Horner, our Senior Vice President of Corporate Development and Strategy, on September 14, 2005. Pursuant to the agreement, Mr. Horner receives an annual salary and may be eligible to receive an annual bonus based on the achievement of specific performance goals. Mr. Horner’s current base salary is $235,000 and he is currently eligible to receive up to $165,000 as an annual bonus. If Mr. Horner is terminated without cause other than in connection with a change in control he is entitled to a severance benefit of six months of his base salary.

We entered into a letter agreement with Mr. Dan Woodward, our Senior Vice President, Product Delivery, on March 29, 2006. Pursuant to the agreement, Mr. Woodward receives an annual salary and may be eligible to receive an annual bonus based on the achievement of specific performance goals. Mr. Woodward’s current base salary is $235,000 and he is currently eligible to receive up to $90,000 as an annual bonus. If Mr. Woodward is terminated without cause other than in connection with a change in control he is entitled to a severance benefit of six months of his base salary.

We entered into a letter agreement with Mr. Steven R. Martin, our Chief Financial Officer, on August 18, 2008. Pursuant to the agreement, Mr. Martin receives an annual salary and may be eligible to receive an annual bonus based on the achievement of specific performance goals. Mr. Martin’s current base salary is $250,000 and he is currently eligible to receive up to $100,000 as an annual bonus. If Mr. Martin is terminated without cause or terminates his employment with us for good reason, other than in connection with a change in control, he is entitled to a severance benefit of six months of his base salary.

We entered into a letter agreement with Mr. Robert Wright, our General Counsel and Senior Vice President, on February 9, 2009. Pursuant to the agreement, Mr. Wright receives an annual salary and may be eligible to receive an annual bonus based on the achievement of specific performance goals. Mr. Wright’s current base salary is $230,000 and he is currently eligible to receive up to $69,000 as an annual bonus. If Mr. Wright is terminated without cause or terminates his employment with us for good reason, other than in connection with a change in control, he is entitled to a severance benefit of six months of his base salary.

We entered into a letter agreement with Mr. Roy Hogsed, our Senior Vice President of Worldwide Sales, on June 15, 2009. Pursuant to the agreement, Mr. Hogsed receives an annual salary of $200,000 and may be eligible to receive an annual bonus of up to 87.5% of his base salary based on the achievement of goals, beginning with the 2010 fiscal year. If Mr. Hogsed is terminated without cause or terminates his employment with us for good reason, other than in connection with a change in control, he is entitled to a severance benefit of six months of his base salary.

Change in Control Agreements

We have entered into Change in Control Letter Agreements with Mr. Woodward, Mr. Horner, Mr. Martin, Mr. Wright and Mr. Hogsed. The agreements each identify the additional employment benefits to be provided to each individual in the event of a change in control, defined by the agreement as one or more of the following events, whether in a single transaction or a series of related transactions: (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (iii) any transaction as a result of which any person or related group of persons becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities, other than as a result of the new issuance of securities by the Company in any transaction or series of related transactions determined by the board of directors to be for the primary purpose of raising capital; or (iv) a liquidation or dissolution of the Company.

The additional benefits identified in each individual’s agreements shall be provided by the Company subsequent to a change in control event if, within twelve months following the consummation of the change in control, either executive is terminated by the Company without cause or voluntarily by an individual for good reason. The additional benefits consist of: (i) severance payment in the amount equal to nine months of base salary in effect as of the termination date; (ii) continuation of health care benefits for a nine month period following the termination date; and (iii) acceleration of vesting of all unvested stock options.

Director Compensation

Name(1)	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)
Ian Bonner (2)	2009	46,750	—		—	15,149	(3)	61,899
	2008	47,250	—		—	2,399	(3)	49,649

J.G. (Jeff) Lawson (4)	2009	21,011	—		—	—		21,011
	2008	31,750	—		—	—		31,750

Douglas Lindroth (5)	2009	40,750	99,216	(6)	—	24,917	(7)	164,883
	2008	38,124	42,317	(6)	—	76,792	(8)	157,233

Neil MacKenzie (9)	2009	42,894	—		—	—		42,894
	2008	41,500	—		—	—		41,500

M. Bruce Nakao (10)	2009	70,625	—		—	—		70,625
	2008	74,500	—		—	—		74,500

Archie Nesbitt (11)	2009	32,912	—		—	—		32,912
	2008	30,250	—		—	—		30,250

(1)	Director James Johnson is our President and Chief Executive Officer. He is not included in this table, as he receives no compensation for his services as a director. The compensation received by Mr. Johnson as our employee is shown in the Summary Compensation Table.

(2)	As of March 31, 2009, Mr. Bonner held fully vested options to purchase up to 150,000 of our common shares.

(3)	Reflects health benefits paid on behalf of Mr. Bonner.

(4)	Mr. Lawson resigned as a member of our board of directors effective December 8, 2008.

(5)	Mr. Lindroth began serving as a director on May 19, 2007, immediately following his resignation as our Chief Financial Officer. As of March 31, 2009, Mr. Lindroth held 300,000 restricted stock units. The restricted stock units vest over a four-year period, with 50% of the units vesting on the second anniversary of the date of grant and 25% vesting on each of the third and fourth anniversary of the dates of grant.

(6)	The amount shown in stock awards column reflects the aggregate dollar amount of compensation expense recognized for financial statement reporting purposes with respect to a restricted stock unit award for the fiscal years ended March 31, 2009 and 2008 in accordance with SFAS 123R.

(7)	Reflects compensation received by Mr. Lindroth for his consulting services provided during fiscal 2009 and health benefits paid on behalf of Mr. Lindroth. Mr. Lindroth elected to terminate the benefits offered effective in December 2008.

(8)	Reflects compensation received by Mr. Lindroth for his services as Chief Financial Officer for the period from April 1, 2007 through May 18, 2007, consulting services provided to us through July 31, 2007 and health benefits paid on behalf of Mr. Lindroth during his term as director.

(9)	As of March 31, 2009, Mr. MacKenzie held fully vested options to purchase up to 250,000 of our common shares.

(10)	As of March 31, 2009, Mr. Nakao held fully vested options to purchase up to 150,000 of our common shares.

(11)	As of March 31, 2009, Mr. Nesbitt held fully vested options to purchase up to 400,000 of our common shares.

Summary of Director Compensation

Each of our non-employee directors receives the following compensation for serving on our board of directors:

•	an annual retainer of $25,000 payable quarterly in arrears, except for the chairperson of the audit committee who receives an annual retainer of $50,000;

•	$1,000 per board meeting attended in person or $500 per board meeting attended by teleconference; and

•	reimbursement of reasonable expenses incurred in connection with attending board and committee meetings.

In addition, the chairperson of each of our committees is entitled to receive $2,000 per annum for acting in such capacity and other committee members are entitled to receive $750 for each committee meeting attended.

On May 4, 2007, Mr. Lindroth announced his intention to resign as our Chief Financial Officer effective as of May 18, 2007. In connection with the termination of Mr. Lindroth’s employment and his appointment to the board of directors, we entered into a Transition Agreement and Release (the “Transition Agreement”) with Mr. Lindroth, pursuant to which Mr. Lindroth agreed to make himself available as a non-employee consultant through July 31, 2007 at a rate of $250 per hour. In addition, the Transition Agreement provided that Mr. Lindroth be appointed as a member of our board of directors and that his outstanding restricted stock units, which had been granted in connection with his employment as our Chief Financial Officer, would continue to vest so long as he continues to serve on the board of directors. Mr. Lindroth is compensated for his services on our board of directors in accordance with the non-employee director compensation program described above.

Beginning in February 2008, two of our directors, Mr. Bonner and Mr. Lindroth, elected to receive medical, dental and vision benefits offered under our benefit plans for U.S. directors. The value of the premiums paid by us is included in the column “All Other Compensation” in the Director Compensation table. Mr. Lindroth elected to terminate the benefits offered effective in December 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our shares as of August 11, 2009, assuming conversion of all of our outstanding preferred shares into common shares, by:

•	each person we know to be the beneficial owner of 5% or more of our outstanding common shares;

•	each named executive officer as of March 31, 2009 listed in the Summary Compensation Table under the heading “Executive Compensation;”

•	each of our current directors; and

•	all of our current executive officers and directors as a group.

Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each shareholder identified in the table below possesses sole voting and investment power with respect to all of our shares shown as beneficially owned by such shareholder. Unless otherwise specified, the address of the individuals listed below is c/o BakBone Software Incorporated, 9540 Towne Centre Drive, Suite 100, San Diego, California 92121.

	Common Shares Owned		Series A Preferred Shares Owned		Common Shares on an As Converted Basis
Name or Group of Beneficial Owners	Number of Shares	Percentage of Class(1)	Number of Shares	Percentage of Class(1)	Number of Shares	Percentage of Class(1)
5% Shareholders:
Entities managed by VantagePoint Venture Partners (2)	79	*	18,000,000	100%	18,000,079	18.8%
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066

Entities managed by David Kronfeld and JK&B Capital (3)	9,117,877	11.7%	—	—	9,117,877	9.5%
180 N. Stetson Avenue, Suite 4500 Chicago, IL 60601

John A. Kryzanowski (4)	6,248,296	8.0%	—	—	6,248,296	6.5%
101 California Street, 46th Floor San Francisco, CA 94111

Named Executive Officers:
James R. Johnson (5)	1,300,000	1.6%	—	—	1,300,000	1.3%
Kenneth Horner	—	—	—	—	—	—
Dan Woodward	—	—	—	—	—	—

Current Directors:
Ian Bonner (6)	150,000	*	—	—	150,000	*
Douglas Lindroth	135,435	*	—	—	135,435	*
Neil MacKenzie (7)	672,675	*	—	—	672,675	*
M. Bruce Nakao (8)	150,000	*	—	—	150,000	*
Archie Nesbitt (9)	651,716	*	—	—	651,716	*
Richard Frasch	—	—	—	—	—	—
Richard Harroch	—	—	—	—	—	—

Current executive officers and directors as a group (13 persons) (10)	3,059,826	3.8%	—	—	3,059,826	3.1%

*	Represents less than 1%.

(1)	Applicable percentage ownership is based on 77,641,824 of our common shares and 18,000,000 preferred shares outstanding as of August 11, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares, subject to the applicable community property laws. Our common shares subject to options or warrants currently exercisable, or exercisable within 60 days after August 11, 2009, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

(2)	Includes 16,294,242 shares held by VantagePoint Venture Partners IV (Q), L.P., 1,633,237 shares by VantagePoint Venture Partners IV, L.P., and 72,600 shares held by VantagePoint Venture Partners IV Principals Fund, L.P. (each of the foregoing entities collectively referred to herein as “VantagePoint”). Information obtained from VantagePoint’s Schedule 13D filed with the SEC on June 9, 2009.

(3)	Includes 8,388,447 shares held by JK&B Capital IV, L.P. and 729,430 shares held by JK&B Capital IV QIP, L.P. (each of the foregoing entities collectively referred to herein as “JK&B”). Information obtained from JK&B’s Schedule 13G filed with the SEC on May 21, 2009.

(4)	Information obtained from Mr. Kryzanowski’s Amendment No. 3 to Schedule 13G filed with the SEC on January 26, 2009. Mr. Kryzanowski is the sole beneficial owner of 6,248,296 common shares, for which he has sole voting and dispositive power.

(5)	Includes options to purchase up to 1,300,000 of our common shares held by Mr. Johnson exercisable within 60 days of August 11, 2009.

(6)	Includes options to purchase up to 150,000 of our common shares held by Mr. Bonner exercisable within 60 days of August 11, 2009.

(7)	Includes options to purchase up to 250,000 of our common shares held by Mr. MacKenzie exercisable within 60 days of August 11, 2009.

(8)	Includes options to purchase up to 150,000 of our common shares held by Mr. Nakao exercisable within 60 days of August 11, 2009.

(9)	Includes options to purchase up to 400,000 of our common shares held by Mr. Nesbitt exercisable within 60 days of August 11, 2009.

(10)	Includes options to purchase up to 2,450,000 of our common shares held by our current executive officers and directors exercisable within 60 days of August 11, 2009.

Equity Compensation Plans

Information about our equity compensation plans at March 31, 2009 is as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders (1)	5,474,518	$1.43	4,376,271
Equity compensation plans not approved by security holders (2)	150,000	—	—

Total	5,624,518	$1.39	4,376,271

(1)	Consists of our 2000 Stock Option Plan, 2002 Stock Option Plan and 2003 Stock Option Plan.

(2)	Consists of Restricted Stock Units issued under a stand-alone agreement.

Additional information regarding our stock option plans and plan activity for fiscal 2008 and 2009 is provided in our consolidated financial statements. See Notes to Consolidated Financial Statements, Note 6 “Shareholder’s Deficit”.

OTHER INFORMATION

Indebtedness of Directors, Executive Officers and Senior Officers

None of our directors, executive officers, employees or former executive officers or former directors or former employees of the Company or its subsidiaries, or any associate of any such director, officer or employee is, or has been at any time since the beginning of the most recently completed financial year of the Company, indebted to the Company or any of its subsidiaries in respect of any indebtedness that is still outstanding, nor, at any time since the beginning of the most recently completed financial year of the Company has any indebtedness of any such person been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, other than routine indebtedness.

Related Person Transactions

During fiscal 2008 and 2009, there have not been, nor are there currently proposed, any transactions or series of transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest.

Other than as disclosed below, there were no material interests, direct or indirect, of any Informed Person of BakBone, any proposed director of BakBone, or any associate or affiliate of any Informed Person or proposed director, in any transaction since April 1, 2008 or in any proposed transaction which has materially affected or would materially affect BakBone or any of its subsidiaries. “Informed Person” means: (i) a director or executive officer of BakBone; (ii) a director or executive officer of a person or company that is itself an Informed Person; and (iii) any person or company who beneficially owns or controls or directs, directly or indirectly, common shares, or a combination of these, carrying more than 10% of the voting rights attached to all outstanding common shares.

On May 13, 2009, we completed our acquisition of ColdSpark, Inc. Mr. Ian Bonner, a member of our Board of Directors, served as Chief Executive Officer of ColdSpark, Inc. from March 2008 through November 2008 and as acting Chief Executive Officer from November 2008 through April 2009. Mr. Bonner was also serving as a director of ColdSpark at the time of the acquisition. Mr. Bonner has waived his rights to (i) receive any consideration or other payments in connection with our acquisition of ColdSpark and (ii) receive compensation for his services to ColdSpark accrued since November 2008. Mr. Bonner abstained from voting when our Board of Directors voted to approve the acquisition.

Procedures for Approval of Related Party Transactions

Pursuant to the charter of our audit committee, all transactions between us and any of our directors, executive officers or related parties are subject to review by our audit committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended March 31, 2009, all Section 16(a) filing requirements were complied with in a timely manner.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to BakBone Software Incorporated, Attn: Investor Relations, 9540 Towne Centre Drive, Suite 100, San Diego, California 92121 or call Investor Relations at (858) 450-9009. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their brokers.

ADDITIONAL INFORMATION

Additional information regarding BakBone is available on SEDAR at www.sedar.com. In addition, shareholders may contact us directly to request copies of our financial statements and MD&A from our head office at 9540 Towne Centre Drive, Suite 100, San Diego, California 92121. Financial information is provided in BakBone’s comparative financial statements and MD&A for the fiscal year ended March 31, 2009.

ANNUAL REPORT

Our Annual Report for the fiscal year ended March 31, 2009 will be mailed to stockholders of record as of August 11, 2009. Our Annual Report does not constitute, and should not be considered, a part of this proxy statement. A copy of our Annual Report on Form 10-K will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on August 11, 2009. Requests should be directed to BakBone Software Incorporated, 9540 Towne Centre Drive, Suite 100, San Diego, California 92121; Attention: Investor Relations.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Shareholder Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

The contents of this proxy statement and its distribution to shareholders have been approved by the Board of Directors of the Company.

All shareholders are urged to complete, sign, date and return the accompanying proxy in the enclosed envelope.

By Order of the Board of Directors

/s/ JAMES R. JOHNSON
James R. Johnson
President, Chief Executive Officer and Chairman of the Board of Directors

San Diego, California

August 19, 2009

ANNEX A

AUDIT COMMITTEE CHARTER

OF

BAKBONE SOFTWARE INCORPORATED

Purposes, Authority & Funding

The audit committee (the “Committee”) of the Board of Directors (the “Board”) of BakBone Software Incorporated, a Canadian corporation (the “Company”), is appointed by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and internal control over financial reporting. In so doing, the Committee shall endeavor to maintain free and open communication between the Company’s directors, independent registered public accounting firm and financial management.

The Committee shall have the authority to retain such independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations. The Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent registered public accounting firm, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Further, the Committee may request any such officer, employee, outside counsel or independent registered public accounting firm to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership

The members of the Committee (the “Members” or, individually, each a “Member”) shall be appointed by the Board and shall serve at the discretion of the Board. The Committee shall consist of at least three (3) Members, each of which shall be a member of the Board.

The following membership requirements shall also apply:

1.	each Member must be “independent” as defined in the rules of any exchange on which the securities of the Company are listed;

2.	each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act;

3.	each Member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

4.	each Member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement; and

5.	at least one (1) Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such Member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Notwithstanding subparagraph (1) above, one (1) director who: (a) is not independent as defined in NASDAQ Marketplace Rule 4200(a)(15); (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules promulgated thereunder; and (c) is not a current officer or employee of the Company or Family Member (as defined in NASDAQ Marketplace Rule 4200(a)(14)) of such an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the Company’s next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A Member appointed under the exception set forth in the preceding sentence must not serve longer than two (2) years and must not serve as chairperson of the Committee.

If a current Member of the Committee ceases to be independent under the requirements of subparagraphs (1) and (2) above for reasons outside the Member’s reasonable control, the affected Member may remain on the Committee until the earlier of the Company’s next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with those requirements; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to any exchange on which its securities are then listed immediately upon learning of the event or circumstance that caused the non-compliance. Further, if the Committee fails to comply with the requirements set forth in this “Committee Membership” section of the Charter due to one vacancy on the Committee, and the cure period set forth in the preceding sentence is not otherwise being relied upon for another Member, the Company will have until the earlier of its next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with the requirements to rectify such non-compliance; provided, however, that if the next annual shareholders meeting occurs no later than 180 days following the event that caused the vacancy, the Company will instead have 180 days from such event to regain compliance. When relying on the exception set forth in the preceding sentence the Committee shall cause the Company to provide notice to any exchange on which its securities are then listed immediately upon learning of the event or circumstance that caused the non-compliance.

Duties & Responsibilities

In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and shall have all powers necessary and proper to fulfill all such duties and responsibilities. Subject to applicable Board and stockholder approvals, the Committee shall:

A.	Financial Statement & Disclosure Matters

1.	Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”);

2.	Oversee the Company’s accounting and financial reporting processes;

3.	Oversee audits of the Company’s financial statements;

4.	Review with the Company’s independent registered public accounting firm, management and internal auditors any information regarding “second” opinions sought by management from any other accounting firm with respect to the accounting treatment of a particular event or transaction;

5.	Review and discuss reports from the Company’s independent registered public accounting firm regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent registered public accounting firm; and (c) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

6.	Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements (including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the filing with the SEC of any report containing such financial statements;

7.	If deemed appropriate, recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

8.	Prepare and approve the report required by the rules of the SEC to be included in the Company’s annual proxy statement in accordance with the requirements of Item 7(d)(3)(i) of Schedule 14A and Item 407 of Regulation S-K;

9.	Meet separately, periodically, with management and the Company’s independent registered public accounting firm;

B.	Matters Regarding Oversight of the Company’s Independent Registered Public Accounting Firm

1.	Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; provided also that each such registered public accounting firm shall report directly to the Committee;

2.	Receive and review a formal written statement and letter from the Company’s independent registered public accounting firm delineating all relationships between the independent registered public accounting firm and the Company, consistent with Independence Standards Board Standard 1, as may be modified or supplemented;

3.	Actively engage in a dialogue with the Company’s independent registered public accounting firm with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm;

4.	Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm;

5.	Establish clear policies regarding the hiring of employees and former employees of the Company’s independent registered public accounting firm;

6.	Establish policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company’s independent registered public accounting firm, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, however, that: (a) the Committee may delegate to one (1) or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent registered public accounting firm must be disclosed in the Company’s applicable periodic reports;

7.	Ensure that the Company’s independent registered public accounting firm is registered as a public accounting firm with the Public Company Accounting Oversight Board, as provided for in Section 102 of the Sarbanes-Oxley Act of 2002;

8.	Meet with the Company’s independent registered public accounting firm prior to its audit to review the planning and staffing of the audit;

9.	Discuss with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented;

10.	Oversee the rotation of the lead (or coordinating) audit partner of the Company’s independent registered public accounting firm having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five (5) fiscal years;

C.	Matters Regarding Oversight of the Company’s Internal Audit Function

1.	Review the Company’s annual audited financial statements with management, including any major issues regarding accounting and auditing principles and practices, and review management’s evaluation of the adequacy and effectiveness of internal controls that could significantly affect the Company’s financial statements, as well as the adequacy and effectiveness of the Company’s disclosure controls and procedures and management’s reports thereon;

2.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management;

3.	Review the appointment of, and any replacement of, the Company’s senior internal auditing executive, if any;

4.	Review the significant reports to management, if any, prepared by the Company’s internal auditing department and management’s responses;

D.	Matters Regarding Oversight of Compliance Responsibilities

1.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations;

2.	Obtain reports from the Company’s management and independent registered public accounting firm that the Company’s subsidiaries and foreign affiliated entities are in compliance with applicable legal requirements, including the Foreign Corrupt Practices Act;

3.	Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

4.	Review and oversee all related party transactions for potential conflict of interest situations on an ongoing basis (if such transactions are not reviewed and overseen by another independent body of the Board);

5.	Review and address any concerns regarding potentially illegal actions raised by the Company’s independent registered public accounting firm pursuant to Section 10A(b) of the Act; and cause the Company to inform the SEC of any report issued by the Company’s independent registered public accounting firm to the Board regarding such conduct pursuant to Rule 10A-1 under the Act;

6.	Obtain from the Company’s independent registered public accounting firm assurance that such firm has complied with Section 10A of the Act;

E.	Additional Duties & Responsibilities

1.	Review and reassess the adequacy of this Charter annually;

2.	Report regularly to the Board with respect to the Committee’s activities and make recommendations as appropriate;

3.	Review with the Company’s outside counsel and internal legal counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies;

4.	Provide oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments; and

5.	Review with management and the Company’s independent registered public accounting firm any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

6.	Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

Although the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate and in accordance with GAAP. Rather, those duties are the responsibility of management and the independent registered public accounting firm.

Nothing contained in this Charter is intended to alter or impair the operation of the “business judgment rule” or similar doctrine regarding the appropriate standard of care applicable to members of the Board as interpreted by relevant courts. Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company’s independent registered public accounting firm.

Structure & Meetings

The Committee shall conduct its business in accordance with this Charter, the Company’s Bylaws and any direction by the Board. The Committee chairperson shall be designated by the Board, or, if it does not do so, the Committee members shall elect a chairperson by a vote of the majority of the full Committee. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue.

The Committee shall meet as often as it determines to be necessary and appropriate, but not less than quarterly each year, at times and places determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. A majority of the appointed Members, but not less than two (2) Members, shall constitute a quorum for the transaction of business. Members may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

The Committee chairperson will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Member in advance of the meeting. The chairperson of the Committee (or other member designated by the chairperson or the Committee in the Chairperson’s absence) shall regularly report to the full Board on its proceedings and any actions that the Committee takes. The Committee shall maintain written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

As necessary or desirable, the Chairperson of the Committee may invite any Director, officer or employee of the Company, or other persons whose advice and counsel are sought by the Committee, to be present at meetings of the Committee, consistent with the maintenance of confidentiality of compensation discussions.

The Committee may form and delegate authority to subcommittees when appropriate.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF THE PROXY MATERIALS FOR THE

BAKBONE SOFTWARE INCORPORATED MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2009

Copies of the Proxy Statement, the 2009 Annual Report to Shareholders and directions to the Shareholder Meeting are also available online at www.bakbone.com/shareholdersmeeting.

FORM OF PROXY FOR COMMON SHAREHOLDERS OF

BAKBONE SOFTWARE INCORPORATED

MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HAS THE RIGHT TO APPOINT A PERSON OR COMPANY OTHER THAN THOSE INDIVIDUALS DESIGNATED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints James R. Johnson and Steven R. Martin, or either of them, or instead of either of the foregoing,                     , as proxyholder of the undersigned, with full power of substitution, to attend, act, represent and vote as designated on the reverse side, all of the Common Shares of BakBone Software Incorporated held of record by the undersigned on August 11, 2009, at the Meeting of Shareholders to be held at the offices of Morrison & Foerster LLP, 12531 High Bluff Drive, Suite 100, San Diego, California, 92122, on September 15, 2009 at 2:00 p.m. Pacific Time or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. PROXY CARDS MUST BE RECEIVED NO LATER THAN THE LAST BUSINESS DAY BEFORE THE TIME FOR HOLDING THE MEETING OF SHAREHOLDERS, OR IN THE CASE OF ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING OF SHAREHOLDERS, NO LATER THAN THE LAST BUSINESS DAY BEFORE THE TIME OF SUCH RECONVENED MEETING.

(Continued and to be signed on the Reverse Side)

The Board of Directors recommends a vote “FOR” the directors listed below and a vote “FOR” Proposal 2.

1.	To elect six (6) directors for a term to expire at the 2010 Annual Meeting of Shareholders. Our present Board of Directors has nominated and recommends for election as director the following persons:	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY for all nominees	☐	FOR ALL EXCEPT (see instructions below)

Ian Bonner	Neil MacKenzie
James Johnson	Bruce Nakao
Douglas Lindroth	Archie Nesbitt

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of such nominee(s) on the space provided below.)

EXCEPTIONS

2.	To ratify the selection of Mayer Hoffman McCann P.C. as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2010.

	☐ FOR	☐ WITHHOLD

3.	In their discretion, the Proxies, identified on the front of this card, are authorized to vote upon such other business as may properly come before the Shareholder Meeting.

Dated: , 2009

Signature

Signature

Title(s)

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF THE PROXY MATERIALS FOR THE

BAKBONE SOFTWARE INCORPORATED MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2009

Copies of the Proxy Statement, the 2009 Annual Report to Shareholders and directions to the Shareholder Meeting are also available online at www.bakbone.com/shareholdersmeeting.

FORM OF PROXY FOR PREFERRED SHAREHOLDERS OF

BAKBONE SOFTWARE INCORPORATED

MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HAS THE RIGHT TO APPOINT A PERSON OR COMPANY OTHER THAN THOSE INDIVIDUALS DESIGNATED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints James R. Johnson and Steven R. Martin, or either of them, or instead of either of the foregoing,                     , as proxyholder of the undersigned, with full power of substitution, to attend, act, represent and vote as designated on the reverse side, all of the Series A Preferred Shares of BakBone Software Incorporated held of record by the undersigned on August 11, 2009, at the Meeting of Shareholders to be held at the offices of Morrison & Foerster LLP, 12531 High Bluff Drive, Suite 100, San Diego, California, 92122, on September 15, 2009 at 2:00 p.m. Pacific Time or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. PROXY CARDS MUST BE RECEIVED NO LATER THAN THE LAST BUSINESS DAY BEFORE THE TIME FOR HOLDING THE MEETING OF SHAREHOLDERS, OR IN THE CASE OF ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING OF SHAREHOLDERS, NO LATER THAN THE LAST BUSINESS DAY BEFORE THE TIME OF SUCH RECONVENED MEETING.

(Continued and to be signed on the Reverse Side)

The Board of Directors recommends a vote “FOR” the directors listed below and a vote “FOR” Proposal 2.

1.	To elect six (6) directors for a term to expire at the 2010 Annual Meeting of Shareholders. Our present Board of Directors has nominated and recommends for election as director the following persons:	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY for all nominees	☐	FOR ALL EXCEPT (see instructions below)

Ian Bonner	Neil MacKenzie
James Johnson	Bruce Nakao
Douglas Lindroth	Archie Nesbitt

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of such nominee(s) on the space provided below.)

EXCEPTIONS

2.	To ratify the selection of Mayer Hoffman McCann P.C. as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2010.

	☐ FOR	☐ WITHHOLD

3.	In their discretion, the Proxies, identified on the front of this card, are authorized to vote upon such other business as may properly come before the Shareholder Meeting.

Dated: , 2009

Signature

Signature

Title(s)

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.